UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 20, 2003

Exact Name of Registrant as Specified in Its Charter	Commission File Number	I.R.S. Employer Identification No.

Hawaiian Electric Industries, Inc. Hawaiian Electric Company, Inc.	1-8503 1-4955	99-0208097 99-0040500

State of Hawaii
(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii 93813
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662—Hawaiian Electric Industries, Inc. (HEI)
(808) 543-7771—Hawaiian Electric Company, Inc. (HECO)

None
(Former name or former address, if changed since last report.)

Item 5.    Other Events

NEWS RELEASE

On January 20, 2003, HEI issued the following news release:

HAWAIIAN ELECTRIC INDUSTRIES, INC. REPORTS 2002 YEAREND EARNINGS

HONOLULU — Hawaiian Electric Industries, Inc. (NYSE - HE) today reported 2002 income from continuing operations of $118.2 million, or $3.26 per share, compared with $107.7 million, or $3.19 per share in 2001.

“The utility, bank and holding company all contributed to the healthy 10% increase in net income from continuing operations in 2002 as compared with 2001,” said Robert F. Clarke, HEI chairman, president and chief executive officer. “Utility net income was up 2%, bank net income was up 16% and holding company net losses were down 3% in 2002—a tremendous performance given the challenges of a Hawaii economy recovering from the effects of September 11th. In addition, the Company faced decreasing retirement benefits income, as turmoil in the stock market adversely affected our retirement plans’ asset performance.”

Although income from continuing operations was up 10% this year, basic earnings per share from continuing operations were up only 2% due to a 7% increase in the weighted average number of shares outstanding, resulting from HEI’s November 2001 common stock offering and new issuances of common stock through HEI’s dividend reinvestment and other stock plans.

Electric utility net income was $90.2 million in 2002 versus $88.3 million in 2001. “Increases in usage and the number of residential customers caused kilowatthour sales to grow by 1.9% in 2002 despite cooler weather as compared with 2001,” said Clarke. Improved operating efficiency and lower interest expense also had a favorable impact on 2002 utility earnings. Partially offsetting these positives were increased operation and maintenance expenses and depreciation in 2002 versus 2001. Other operations expenses were higher due to a $6.9 million decrease in gross retirement benefits income. Maintenance expenses were higher primarily due to the timing and larger scope of generating unit overhauls.

Bank net income was $56.2 million in 2002 compared to $48.5 million in 2001. An increase in the interest rate spread, a lower provision for loan losses, increased fee income on deposits and on financial services and products, lower investment losses and lower intangible asset amortization boosted 2002 bank net income as compared with 2001. Partially offsetting these improvements were losses on sales of securities versus gains on sales of securities in 2001, writedowns of mortgage servicing rights due to increased prepayments on loans serviced for others and increases in general and administrative expenses.

“For most of 2002, bank net income benefited from the low interest rate environment, as the bank was able to lower its cost of funds,” said Clarke. “However, in the last quarter of 2002, the low interest rate environment put pressure on the interest rate spread. High levels of mortgage refinancing lowered asset yields while deposit rates decreased only slightly as they were already at low levels.” The interest rate spread was 3.24% in 2002 versus 3.17% in 2001. Delinquencies during 2002 reached five-year lows, which translated into a lower provision for loan losses compared with 2001. The adoption of new accounting rules established by the Financial Accounting Standards Board calling for the discontinuation of goodwill amortization added $3.8 million to bank net income in 2002.

Holding company net losses were $28.2 million in 2002 versus $29.1 million in 2001 due largely to lower interest expense as $60 million of debt was paid off in 2002. In addition, the Company had lower stock option expenses in 2002 primarily due to the adoption of the fair value recognition provisions of Statement of Financial Accounting Standards (SFAS) No. 123, as amended, which prescribes a different method for computing stock option expenses than was used in 2001. These decreases were partially offset by higher general and administrative costs.

HEI is the largest Hawaii-based company (based on 2001 Hawaii revenues), providing electric utility services to 95% of Hawaii’s residents and a wide array of banking services to consumers and businesses through the state’s third largest bank.

Forward-Looking Statements

This release may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as expects, anticipates, intends, plans, believes, predicts, estimates or similar expressions. In addition, any statements concerning future financial performance (including future revenues, expenses, earnings or losses or growth rates), ongoing business strategies or prospects and possible future actions, which may be provided by management, are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and assumptions about HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Forward-looking statements in this release should be read in conjunction with “Forward-looking statements” (which is incorporated by reference herein) set forth on page v of HEI’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 and in HEI’s future periodic reports that discuss important factors that could cause HEI’s actual financial and other results to differ materially from those anticipated in such statements. Forward-looking statements in this release speak only as of the date of this release.

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Hawaiian Electric Industries, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three months ended December 31,		Years ended December 31,
	2002	2001	2002	2001
	(in thousands, except per share amounts)
Revenue
Electric utility	$337,533	$315,844	$1,257,176	$1,289,304
Bank	98,622	108,564	399,255	444,602
Other	(452)	(5,099)	(2,730)	(6,629)

	435,703	419,309	1,653,701	1,727,277

Expenses
Electric utility	292,723	274,259	1,062,220	1,095,359
Bank	76,845	83,674	306,372	362,503
Other	6,670	3,888	18,676	13,242

	376,238	361,821	1,387,268	1,471,104

Operating income (loss)
Electric utility	44,810	41,585	194,956	193,945
Bank	21,777	24,890	92,883	82,099
Other	(7,122)	(8,987)	(21,406)	(19,871)

	59,465	57,488	266,433	256,173

Interest expense–other than bank	(17,674)	(19,265)	(72,292)	(78,726)
Allowance for borrowed funds used during construction	463	547	1,855	2,258
Preferred stock dividends of subsidiaries	(502)	(502)	(2,006)	(2,006)
Preferred securities distributions of trust subsidiaries	(4,009)	(4,009)	(16,035)	(16,035)
Allowance for equity funds used during construction	977	1,021	3,954	4,239

Income from continuing operations before income taxes	38,720	35,280	181,909	165,903
Income taxes	12,345	10,076	63,692	58,157

Income from continuing operations	26,375	25,204	118,217	107,746
Discontinued operations, net of income taxes
Loss from operations	—	—	—	(1,254)
Net loss on disposals	—	(1,966)	—	(22,787)

Loss from discontinued operations	—	(1,966)	—	(24,041)

Net income	$26,375	$23,238	$118,217	$83,705

Per common share
Basic earnings (loss)
Continuing operations	$0.72	$0.73	$3.26	$3.19
Discontinued operations	—	(0.06)	—	(0.71)

	$0.72	$0.67	$3.26	$2.48

Diluted earnings (loss)
Continuing operations	$0.72	$0.73	$3.24	$3.18
Discontinued operations	—	(0.06)	—	(0.71)

	$0.72	$0.67	$3.24	$2.47

Dividends	$0.62	$0.62	$2.48	$2.48

Weighted-average number of common shares outstanding	36,658	34,644	36,278	33,754

Adjusted weighted-average shares	36,869	34,851	36,477	33,942

Income (loss) from continuing operations by segment
Electric utility	$20,386	$18,464	$90,205	$88,300
Bank	13,410	15,377	56,225	48,531
Other	(7,421)	(8,637)	(28,213)	(29,085)

Income from continuing operations	$26,375	$25,204	$118,217	$107,746

This information should be read in conjunction with the consolidated financial statements and the notes thereto incorporated by reference in HEI’s Annual Reports on SEC Form 10-K for the years ended December 31, 2001 and 2002 (when filed) and the consolidated financial statements and the notes thereto in HEI's Quarterly Reports on SEC Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002.

Hawaiian Electric Industries, Inc. and Subsidiaries

GOODWILL
(Unaudited)

The Company adopted the provisions of SFAS No. 142, “Goodwill and Other Intangible Assets” on January 1, 2002. SFAS No. 142 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead be tested for impairment at least annually.

The Company's $83.2 million of goodwill is in the bank segment and was tested for impairment as of January 1, 2002 and September 30, 2002 and will be tested for impairment annually in the fourth quarter using data as of September 30. As of January 1, 2002 and September 30, 2002, there was no impairment of goodwill. The fair value of the bank was estimated using a valuation method based on a market approach, which takes into consideration market values of comparable publicly traded companies and recent transactions of companies in the industry.

Application of the provisions of SFAS No. 142 has affected the comparability of current period results of operations with prior periods because the goodwill in the bank segment is no longer being amortized over a 25 year period. Thus, the following “transitional” disclosures present net income and earnings per common share “adjusted” as shown below:

	Three months ended December 31,		Years ended December 31,
	2002	2001	2002	2001
	(in thousands, except per share amounts)
Consolidated
Reported net income	$26,375	$23,238	$118,217	$83,705
Goodwill amortization, net of tax benefits	—	968	—	3,845

Adjusted net income	$26,375	$24,206	$118,217	$87,550

Per common share
Reported basic earnings	$0.72	$0.67	$3.26	$2.48
Goodwill amortization, net of tax benefits	—	0.03	—	0.11

Adjusted basic earnings	$0.72	$0.70	$3.26	$2.59

Per common share
Reported diluted earnings	$0.72	$0.67	$3.24	$2.47
Goodwill amortization, net of tax benefits	—	0.03	—	0.11

Adjusted diluted earnings	$0.72	$0.70	$3.24	$2.58

Bank
Reported net income	$13,410	$15,377	$56,225	$48,531
Goodwill amortization, net of tax benefits	—	968	—	3,845

Adjusted net income	$13,410	$16,345	$56,225	$52,376

Hawaiian Electric Industries, Inc. and Subsidiaries

STOCK COMPENSATION
(Unaudited)

In December 2002, the Company elected to adopt the fair value recognition provisions of SFAS No. 123 “Accounting for Stock-Based Compensation,” as amended by SFAS No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure,” as of January 1, 2002 using the modified prospective method. The application of SFAS No. 123, as amended, increased net income for the nine months ended September 30, 2002 by $1.2 million, or three cents per share. Previously reported net income, and basic and diluted earnings per share for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002, were restated as follows:

	Three months ended
	March 31, 2002	June 30, 2002	September 30, 2002
	(in thousands, except per share amounts)
Net income as reported	$26,919	$30,984	$32,777
Add: Stock option expense included in reported net income, net of tax benefits	131	674	945

Deduct: Total stock option expense determined under the fair value based method, net of tax benefits	(178)	(200)	(210)

Restated net income	$26,872	$31,458	$33,512

Earnings per share
Basic—as reported	$0.75	$0.86	$0.90

Basic—restated	$0.75	$0.87	$0.92

Diluted—as reported	$0.75	$0.85	$0.89

Diluted—restated	$0.75	$0.86	$0.91

If the accounting provisions of SFAS No. 123, as amended, had been applied to all periods presented, the pro forma net income and basic and diluted earnings per share would have been:

	Three months ended December 31,		Years ended December 31,
	2002	2001	2002	2001
	(in thousands, except per share amounts)
Net income as reported	$26,375	$23,238	$118,217	$83,705
Add: Stock option expense included in reported net income, net of tax benefits	300	292	888	1,612

Deduct: Total stock option expense determined under the fair value based method, net of tax benefits	(300)	(197)	(888)	(788)

Pro forma net income	$26,375	$23,333	$118,217	$84,529

Earnings per share
Basic—as reported	$0.72	$0.67	$3.26	$2.48

Basic—pro forma	$0.72	$0.67	$3.26	$2.50

Diluted—as reported	$0.72	$0.67	$3.24	$2.47

Diluted—pro forma	$0.72	$0.67	$3.24	$2.49

Previously, the Company expensed stock options in accordance with Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations. The method for expensing stock options prescribed by SFAS No. 123, as amended, is considered preferential by the Financial Accounting Standard Board.

Hawaiian Electric Company, Inc. (HECO) and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three months ended December 31,		Years ended December 31,
	2002	2001	2002	2001
	(in thousands)
Operating revenues	$336,527	$314,333	$1,252,929	$1,284,312

Operating expenses
Fuel oil	91,694	79,733	310,595	346,728
Purchased power	85,711	84,777	326,455	337,844
Other operation	36,337	34,966	131,910	125,565
Maintenance	20,814	19,049	66,541	61,801
Depreciation	26,361	25,379	105,424	100,714
Taxes, other than income taxes	31,349	29,483	120,118	120,894
Income taxes	12,619	11,224	56,729	55,434

	304,885	284,611	1,117,772	1,148,980

Operating income	31,642	29,722	135,157	135,332

Other income
Allowance for equity funds used during construction	977	1,021	3,954	4,239
Other, net	706	730	3,141	3,197

	1,683	1,751	7,095	7,436

Income before interest and other charges	33,325	31,473	142,252	142,768

Interest and other charges
Interest on long-term debt	10,290	10,169	40,720	40,296
Amortization of net bond premium and expense	509	517	2,014	2,063
Other interest charges	185	452	1,498	4,697
Allowance for borrowed funds used during construction	(463)	(547)	(1,855)	(2,258)
Preferred stock dividends of subsidiaries	229	229	915	915
Preferred securities distributions of trust subsidiaries	1,919	1,919	7,675	7,675

	12,669	12,739	50,967	53,388

Income before preferred stock dividends of HECO	20,656	18,734	91,285	89,380
Preferred stock dividends of HECO	270	270	1,080	1,080

Net income for common stock	$20,386	$18,464	$90,205	$88,300

OTHER ELECTRIC UTILITY INFORMATION
Kilowatthour sales (millions)	2,427	2,360	9,544	9,370
Cooling degree days (Oahu)	1,187	1,200	4,798	4,911

American Savings Bank, F.S.B. and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three months ended December 31,		Years ended December 31,
	2002	2001	2002	2001
	(in a thousands)
Interest and dividend income
Interest and fees on loans	$50,782	$53,193	$203,082	$231,858
Interest on mortgage-related securities	31,618	36,850	135,252	152,181
Interest and dividends on investment securities	1,917	2,449	7,896	15,612

	84,317	92,492	346,230	399,651

Interest expense
Interest on deposit liabilities	16,300	24,290	73,631	116,531
Interest on Federal Home Loan Bank advances	15,281	14,473	58,608	68,740
Interest on securities sold under repurchase agreements	5,387	5,392	20,643	28,314

	36,968	44,155	152,882	213,585

Net interest income	47,349	48,337	193,348	186,066
Provision for loan losses	1,750	3,500	9,750	12,500

Net interest income after provision for loan losses	45,599	44,837	183,598	173,566

Other income
Fees from other financial services	5,873	4,600	21,254	17,194
Fees from deposit liabilities	4,017	2,688	15,734	9,401
Fee income on other financial products	2,416	2,601	10,063	8,451
Fee income on loans serviced for others, net	205	664	(164)	2,458
Gain (loss) on sale of securities	—	4,313	(640)	8,044
Loss on investments	—	—	—	(6,164)
Other	1,794	1,206	6,778	5,567

	14,305	16,072	53,025	44,951

General and administrative expenses
Compensation and employee benefits	15,548	13,285	59,594	51,932
Occupancy and equipment	7,699	7,314	30,086	28,638
Data processing	2,939	2,893	11,167	10,408
Consulting	3,319	1,527	7,693	3,825
Amortization of goodwill and core deposit intangibles	433	1,685	1,731	6,706
Other	8,189	9,315	33,469	34,909

	38,127	36,019	143,740	136,418

Income before minority interest and income taxes	21,777	24,890	92,883	82,099
Minority interests	42	51	173	213
Income taxes	6,972	8,109	31,074	27,944

Income before preferred stock dividends	14,763	16,730	61,636	53,942
Preferred stock dividends	1,353	1,353	5,411	5,411

Net income for common stock	$13,410	$15,377	$56,225	$48,531

Interest rate spread (%)			3.24	3.17

RETIREMENT BENEFITS

On January 13, 2003, the Pension Investment Committee of Hawaiian Electric Industries, Inc. (HEI) and subsidiaries (Company) adopted new discount rate and long-term rate of return on asset assumptions related to its retirement benefit plans as of December 31, 2002. The Company will use a discount rate of 6.75% to calculate its retirement benefit expense for 2003, which has been reduced from 7.25% as of December 31, 2001. For 2003, the Company will assume a long-term rate of return on plan assets of 9%, which has been reduced from the 10% assumption used for 2002. Based upon these revised assumptions and the actual performance of the plans’ assets through December 31, 2002, the Company estimates that net retirement benefits expense will be $12.6 million in 2003 as compared to net retirement benefits income of $4.5 million in 2002. The Company’s utility subsidiaries, Hawaiian Electric Company, Inc. and its subsidiaries, will record the majority of the expense, an estimated $8.9 million of net retirement benefits expense in 2003 as compared to net retirement benefits income of $6.4 million in 2002.

FORWARD-LOOKING STATEMENTS

This filing contains “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as expects, anticipates, intends, plans, believes, predicts, estimates or similar expressions. In addition, any statements concerning future financial performance (including future revenues, expenses, earnings or losses or growth rates), ongoing business strategies or prospects and possible future actions, which may be provided by management, are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and assumptions about the Company, the performance of the industries in which it does business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.

Forward-looking statements in this filing should be read in conjunction with “Forward-looking statements” (which is incorporated by reference herein) set forth on page v of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 and in the Company’s future periodic reports that discuss important factors that could cause the Company’s actual financial and other results to differ materially from those anticipated in such statements. Forward-looking statements in this filing speak only as of the date of this filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC. (Registrant)	HAWAIIAN ELECTRIC COMPANY, INC. (Registrant)

/s/ ERIC K. YEAMAN	/s/ RICHARD A. VON GNECHTEN
Eric K. Yeaman Financial Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer of HEI)	Richard A. von Gnechten Financial Vice President (Principal Financial Officer of HECO)

Date: January 21, 2003	Date: January 21, 2003